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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported)  February 1, 2001

                     Structured Asset Securities Corporation
                     ---------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

Delaware                          333-31070-02           74-2440858
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(State or Other Jurisdiction      (Commission            (IRS Employer
of Incorporation)                 File Number)           Identification No.)

200 Vesey Street, New York, New York                           10285
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(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code  (212) 526-7000



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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant hereby amends its Current Report on Form 8-K, dated January 3, 2001 and filed with the Commission on January 5, 2001 (the "Current Report") by replacing Exhibit No. 4.1 attached to the Current Report with Exhibit 4.1 attached hereto.

Item 7. Financial Statements and Exhibits.
------------------------------------------

(a)  Financial statements of businesses acquired:
     -------------------------------------------

        Not applicable.

(b)  Pro forma financial information:
     --------------------------------

        Not applicable.

(c)  Exhibits:
     ---------

Exhibit No.    Description

4.1 Pooling and Servicing Agreement, dated as of December 11, 2000, among Structured Asset Securities Corporation as depositor, First Union National Bank as master servicer, Lennar Partners, Inc. as special servicer, LaSalle Bank National Association as trustee and ABN AMRO Bank N.V. as fiscal agent.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 8, 2001

                                          STRUCTURED ASSET SECURITIES
                                            CORPORATION

                                          By: /s/ Precilla G. Torres
                                             ----------------------------------
                                             Name:  Precilla G. Torres
                                             Title: Vice President



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                                  EXHIBIT INDEX

     The following exhibits are filed herewith:

Exhibit No.                                                             Page No.
-----------                                                             --------
4.1          Pooling and Servicing Agreement, dated as of December 11,
             2000, among Structured Asset Securities Corporation as depositor, First Union National Bank as master servicer, Lennar Partners, Inc. as special servicer, LaSalle Bank
             National Association as trustee and ABN AMRO Bank N.V. as fiscal agent.














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